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                                                                    EXHIBIT 32.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     In connection with the Quarterly Report of Great Lakes Aviation, Ltd. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Tuinstra, Treasurer (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 13, 2003          By: /s/ Michael L. Tuinstra
                                    --------------------------------------------
                                    Michael L. Tuinstra
                                    Treasurer
                                    (Principal Accounting and Financial Officer)